UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2021

Retail Properties of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35481	42-1579325
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 Spring Road, Suite 200, Oak Brook, Illinois 60523

(Address of Principal Executive Offices) (Zip Code)

(630) 634-4200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	RPAI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 18, 2021, Retail Properties of America, Inc., a Maryland corporation that has elected to be treated as a real estate investment trust for federal income tax purposes (the “Company”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Kite Realty Group Trust, a Maryland real estate investment trust (“Parent”), and KRG Oak, LLC, a Maryland limited liability company and wholly-owned subsidiary of Parent (“Merger Sub”). Upon the terms and subject to the conditions set forth in the Merger Agreement, the Company will merge with and into Merger Sub, with Merger Sub surviving the merger (the “Merger”). Immediately following closing of the Merger, Merger Sub will merge with and into Kite Realty Group, L.P., the operating partnership of Parent, so that all of the assets of Parent are owned at or below the operating partnership level.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Class A common stock, par value $0.001 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time will be converted into the right to receive 0.623 (the “Exchange Ratio”) common shares of Parent, par value $0.01 per share (“Parent Common Shares”, and such consideration, the “Merger Consideration”), plus the right, if any, to receive cash in lieu of fractional Parent Common Shares into which such shares of Company Common Stock would have been converted pursuant to the terms and subject to the conditions set forth in the Merger Agreement. The Merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Company’s board of directors (the “Company Board”) unanimously (a) declared that the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement are fair to, advisable and in the best interests of Company and its stockholders, (b) approved the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement, (c) directed that the Merger and the other transactions contemplated by the Merger Agreement be submitted for consideration at a meeting of Company stockholders and (d) recommended the approval of the Merger and the other transactions contemplated by the Merger Agreement by Company stockholders.

At the closing of the Merger, the board trustees of Parent will consist of 13 members, nine of whom will be current trustees of Parent and four of whom have been designated by the Company, including Steven P. Grimes, the current Chief Executive Officer of the Company. John A. Kite will remain the Chairman and Chief Executive Officer of Parent following the Merger.

At the Effective Time, by virtue of the Merger and without any further action on the part of the Company, Parent or Merger Sub or the holders thereof, (i) each Company option (“Company Option”) that is outstanding and unexercised as of immediately prior to the Effective Time (whether or not then vested) shall be cancelled, terminated, and extinguished as of the Effective Time, and upon cancellation thereof the holder of each such Company Option shall be entitled to receive, in full satisfaction of the rights of such holder with respect thereto, an amount in cash equal to the excess of (1) the product of the number of shares of Company Common Stock subject to such Company Option as of immediately prior to the Effective Time, multiplied by the Exchange Ratio, multiplied by the Parent Common Share price, over (2) the product of the number of shares of Company Common Stock subject to such Company Option as of immediately prior to the Effective Time, multiplied by the exercise price per share of Company Common Stock subject to such Company Option less any applicable withholding or other taxes or other amounts required by law to be withheld) (it being understood that, if the value determined in accordance with the Merger Agreement does not exceed $0, then no consideration shall be payable to the holder of such Company Option pursuant to the terms of the Merger Agreement), (ii) each Company Restricted Share Award other than a Scheduled Company Restricted Share Award that is issued and outstanding as of immediately prior to the Effective Time shall be assumed by Parent and shall be converted into a number of whole Parent Common Shares (rounded up to the nearest whole share) equal to the product obtained by multiplying (A) the number of shares of Company Common Stock subject to such Company Restricted Share Award as of immediately prior to the Effective Time, by (B) the Exchange Ratio, (iii) each Company Restricted Share Award that is scheduled in accordance with the Merger Agreement of the Company Disclosure Letter (a “Scheduled Company Restricted Share Award”) that is issued and outstanding as of immediately prior to the Effective Time shall automatically become fully vested and all restrictions with respect thereto shall lapse as of immediately prior to the Effective Time, and as of the Effective Time, each such share of Company Common Stock will be cancelled and retired and automatically converted into the right to receive (upon the proper surrender of the Certificate or, in the case of a book-entry share, the proper surrender of such book-entry share) the sum of (A) the Merger Consideration, plus (B) the fractional consideration, if any (less any applicable withholding or other taxes or other amounts required by law to be withheld, including but not limited to withholding the issuance or delivery of Parent Common Shares otherwise payable as Merger Consideration to satisfy such obligations), and (iv) (A) each Company RSU subject to any performance condition that has not been satisfied and that is outstanding as of immediately prior to the Effective Time shall be cancelled, terminated, and extinguished as of the Effective Time, and (B) upon cancellation thereof, the holder of each such Company RSU shall be entitled to receive, in full satisfaction of the rights of such holder with respect thereto, for each earned Company RSU determined assuming 153% achievement of the performance metrics applicable to such Company RSUs as of the date of the Merger Agreement through the day prior to the consummation of the transactions contemplated by the Merger Agreement (an “Earned Company RSU”), the sum of (1) the Merger Consideration, plus (2) the fractional consideration, if any, plus (3) a cash amount equal to the value, as of immediately prior to the Effective Time, of the Company Dividend Equivalent with respect to such Earned Company RSU (such cash amount pursuant to this subsection (3), the “Company Dividend Equivalent Consideration”) (less any applicable withholding or other taxes or other amounts required by law to be withheld, including but not limited to withholding the issuance or delivery of Parent Common Shares otherwise payable as Merger Consideration to satisfy such obligations) (it being understood that no consideration shall be payable with respect to any Company RSUs that do not become Earned Company RSUs).

The consummation of the Merger is subject to certain customary closing conditions, including (a) each of the Company stockholder approval and the Parent shareholder approval shall be obtained, (b) the Form S-4 shall become effective in accordance with the provisions of the Securities Act and a no stop order suspending the effectiveness of the Form S-4 shall not be issued by the Securities and Exchange Commission (“SEC”) and shall not remain in effect and no proceeding to that effect shall be commenced or threatened by the SEC and not withdrawn, (c) no temporary restraining order, preliminary or permanent injunction or other judgement, order or decree issued by any government authority of competent jurisdiction prohibiting consummation of the Merger or any other transaction contemplated hereby shall be in effect, and no law shall be enacted, entered, promulgated or enforced by any governmental entity after the date of the Merger Agreement that, any case, makes illegal the consummation of the Merger, (d) the Parent Common Shares to be issued in the Merger shall have been approved for listing on the NYSE, subject to official notice of issuance, (e) the absence of a material adverse effect on either the Company or Parent, (f) the accuracy of each party’s representations and warranties and performance in all material respects of each party’s covenants and agreements in the Merger Agreement, (g) the receipt of tax opinions relating to the status as a real estate investment trust (“REIT”) of each company and the tax-free nature of the transaction, and (h) other customary conditions specified in the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants of the Company, Parent and Merger Sub, including, among others, covenants by each party to conduct its business in the ordinary course of business during the period between execution of the Merger Agreement and consummation of the Merger and covenants prohibiting each party from engaging in certain kinds of activities during such period without the consent of the other party, and covenants obligating Company to cooperate with Parent in pursuing lender and other third-party consents and related matters.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, subject to customary exceptions, the Company and Parent will be subject to certain restrictions on (a) soliciting proposals relating to certain alternative transactions, (b) entering into discussions or negotiating or providing non-public information in connection with any proposal for an alternative transaction from a third party, (c) approving or entering into any agreements providing for any such alternative transaction or (d) agreeing to or proposing publicly to do any of the foregoing. Notwithstanding these “no-shop” restrictions, prior to obtaining the approval of Company stockholder and the approval of Parent shareholders, under specified circumstances the Company Board and the Parent Board, respectively, may change their recommendations of the transaction, and the Company and Parent may each also terminate the Merger Agreement to accept a superior proposal upon payment of the termination fees described below.

The Merger Agreement may be terminated under certain circumstances, including by either Parent or the Company if (i) the Merger has not been consummated on or before March 31, 2022, (ii) a governmental authority of competent jurisdiction shall have issued an order or taken any other action permanently restraining or otherwise prohibiting the Merger, and such order or other action shall have become final and non-appealable, (iii) upon a failure of either party to obtain approval of its shareholders or stockholders, (iv) upon a material, uncured breach by the other party that would cause the closing conditions not to be satisfied, subject to a 45-day cure period, (v) if the other party’s board makes an adverse recommendation change with respect to the transaction, or (vi) prior to obtaining approval of its shareholders or stockholders, and upon payment of the applicable termination fee, in order to enter into a definitive agreement with a third party with respect to a superior acquisition proposal.

If the Merger Agreement is terminated because (i) a party’s board changes its recommendation in favor of the transactions contemplated by the Merger Agreement, (ii) a party terminates the Merger Agreement to enter into a definitive agreement with a third party with respect to a superior acquisition proposal, or (iii) a party consummates or enters into an agreement for an alternative transaction within 12 months following termination under certain circumstances, such party must pay a termination fee to the other party. The termination fee payable by the Company to Parent in such circumstances is $107 million. The termination fee payable by Parent to the Company in such circumstances is $70 million. The Merger Agreement also provides that each party must pay the other party an expense reimbursement of up to $15 million if the Merger Agreement is terminated for breach or because such party’s shareholders or stockholders vote against the transactions contemplated by the Merger Agreement. The actual amount of each termination fee and expense reimbursement payment is subject to an escrow and adjustment mechanism for REIT compliance purposes to provide for a lesser amount if necessary to be paid to the receiving party without causing such party to fail to meet its REIT requirements for such year.

The Merger Agreement provides Parent with the right, subject to certain terms and conditions, to elect to effect a business combination involving Parent and the Company and certain of their subsidiaries in accordance with an alternative structure, in lieu of the current Merger structure, provided that such alternative business combination qualifies as a tax-free reorganization and does not adjust or change the relative and/or total consideration payable under the Merger Agreement.

The foregoing summary of the Merger Agreement does not purport to be a complete description and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement has been included to provide investors with information regarding its terms and conditions. It is not intended to provide any other factual information about the Company or Parent. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, are modified or qualified by information in confidential disclosure letters provided by each party to the other in connection with the signing of the Merger Agreement, may be subject to a contractual standard that is different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about the Company and Parent at the time they were made or otherwise and should only be read in conjunction with the other information that the Company or Parent makes publicly available in reports, statements and other documents filed with the SEC. Stockholders are not third-party beneficiaries to the representations and warranties contained in the Merger Agreement and should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates.

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2021, Steven P. Grimes, Chief Executive Officer, Shane C. Garrison, President and Chief Operating Officer, and Julie M. Swinehart, Executive Vice President, Chief Financial Officer and Treasurer, each entered into a letter agreement with the Company providing that, subject to the consummation of the Merger, (i) such executive will be entitled, subject to such executive’s continued employment through the consummation of the Merger, to an annual cash bonus for 2021 equal to 200% of such executive’s target amount, which is consistent with the percentage each such executive was on track to receive with respect to the formulaic company goals prior to the execution of the Merger Agreement to be paid on or within 30 days following the consummation of the Merger, (ii) such executive will earn 153% of the target amount of each currently outstanding award of performance-based restricted stock units for which the performance period had not ended (i.e., awards granted in 2019, 2020 and 2021), which was agreed upon based, in part, on an approximation of the amount of these awards that would have been earned based on the value of the Merger Consideration if the performance period had ended upon the execution of the Merger Agreement, (iii) in the event such executive’s employment is terminated without cause or for good reason during 2021 in connection with or following the Merger, such executive’s cash severance under the existing retention agreement with the Company will be calculated using an amount equal to the 2021 annual cash bonus to be paid to such executive as described above in clause (i) (instead of the greater of the target amount or the amount paid for the prior year) and such executive will not be entitled to payment of a pro rata bonus for 2021 as 2021 bonuses are to be paid as described above in clause (i), (iv) dividend equivalents on any of such executive’s earned performance-based restricted stock units will be paid in cash instead of shares of Company Common Stock, and (v) the Merger will constitute a change in control under such executive’s existing retention agreement with the Company and performance-based restricted stock unit awards.

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On July 17, 2021, the Company Board approved an amendment to the Company’s Sixth Amended and Restated Bylaws, as amended (the “Bylaws”) to explicitly provide that the Circuit Court for Baltimore City, Maryland, Business and Technology Case Management Program, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, shall be the sole and exclusive forum for state law claims for (a) any derivative action or proceeding brought on behalf of the Company, other than actions arising under federal securities laws, (b) any Internal Corporate Claim, as such term is defined in the Maryland General Corporate Law (“MGCL”), or any successor provision thereof, including, without limitation, (i) any action asserting a claim of breach of any duty owed by any current or former director or officer or other employee of the Company to the Company or to the stockholders of the Company, (ii) any other action asserting a claim against the Company or any current or former director or officer or other employee of the Company arising pursuant to any provision of the MGCL, the Company’s charter or bylaws, or (iii) any action asserting a claim against the Company or any current or former director or officer or other employee of the Company that is governed by the internal affairs doctrine.

A copy of the amendment is attached as Exhibit 3.1 hereto and is hereby incorporated into this Current Report on Form 8-K by reference.

Item 8.01 Other Events.

On July 19, 2021, the Company and Parent issued a press release announcing the entry into the Merger Agreement and the Company posted an investor presentation to its website related to the transactions contemplated by the Merger Agreement. The presentation provides information on both the Company and Parent and an overview of the strategic rationale for the transaction. Copies of the press release and presentation are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and each is incorporated by reference herein.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements include, but are not limited to, statements related to the anticipated merger with Parent and the anticipated timing and benefits thereof; and other statements that are not historical facts. These forward-looking statements are based on the Company’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: the possibility that the proposed transaction is not completed on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of the Company and Parent management from ongoing business operations; failure to realize the expected benefits of the acquisition; unexpected costs or liabilities relating to the proposed transaction; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that the Company’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the acquisition; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Parent’s common stock or the Company’s common stock; the possibility that, if Parent does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Parent’s common stock could decline; general adverse economic and local real estate conditions; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; increases in interest rates; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in the dividend policy for Parent’s common stock or preferred stock or Parent’s ability to pay dividends; impairment charges; unanticipated changes in the company’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; adverse effects of pandemics or other health crises, such as coronavirus disease 2019 (COVID-19); and other risks and uncertainties affecting Parent and the Company, including those described from time to time under the caption “Risk Factors” and elsewhere in Parent’s and the Company’s Securities and Exchange Commission (“SEC”) filings and reports, including Parent’s Annual Report on Form 10-K for the year ended December 31, 2020, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and future filings and reports by either company. Moreover, other risks and uncertainties of which Parent or the Company are not currently aware may also affect the Company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Parent will file with the SEC a registration statement on Form S-4, which will include a document that serves as a joint proxy statement/prospectus of Parent and the Company. A joint proxy statement/prospectus will be sent to all Company stockholders. Each party also will file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, THE COMPANY AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov. Documents filed with the SEC by Parent also will be available free of charge by accessing Parent’s investor relations website at http://ir.kiterealty.com/ or, alternatively, by directing a request to Investor Relations, Kite Realty Group Trust, 30 S. Meridian Street, Suite 1100, Indianapolis, IN 46204 and documents filed with the SEC by the Company also will be available free of charge by accessing the Company’s website at www.rpai.com under the heading Invest or, alternatively, by directing a request to the Company at ir@rpai.com or 2021 Spring Road, Suite 200, Oak Brook, IL 60523, telephone: (855) 247-RPAI (7724).

PARTICIPANTS IN THE SOLICITATION

The Company and Parent and their respective trustees, directors and executive officers may be deemed to be participants in the solicitation of proxies from Parent’s shareholders and the Company’s stockholders in connection with the proposed transaction. Information about Parent’s trustees and executive officers and their ownership of Parent’s common shares and units of limited partnership interest of Kite Realty Group, L.P. is set forth in Parent’s proxy statement for its Annual Meeting of Shareholders on Schedule 14A filed with the SEC on March 31, 2021. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s proxy statement for its Annual Meeting of Stockholders on Schedule 14A filed with the SEC on March 31, 2021. To the extent that holdings of Parent’s or the Company’s securities have changed since the amounts reported in Parent’s or the Company’s proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

NO OFFER OR SOLICITATION

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number.	Description

2.1	Agreement and Plan of Merger, dated as of July 18, 2021, by and among Kite Realty Group Trust, KRG Oak, LLC and Retail Properties of America, Inc.(1)

3.1	Amendment No. 3 to the Sixth Amended and Restated Bylaws of Retail Properties of America, Inc., dated July 17, 2021

99.1	Press Release issued by Kite Realty Group Trust and Retail Properties of America, Inc. on July 19, 2021

99.2	Investor Presentation Material

101.SCH	Inline XRBL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

104	Cover Page Interactive Data File (formatted as inline XBRL with applicable taxonomy extension information contained in Exhibits 101.*).).

(1)	(Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K). The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RETAIL PROPERTIES OF AMERICA, INC.

Date: July 19, 2021	By:	/s/ Steven P. Grimes
Steven P. Grimes
Chief Executive Officer